Trinity Industries, Inc. May 2012 Exhibit 99.1

2
Forward Looking Statements
This presentation contains “forward looking statements” as defined by the
Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity’s Form
10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements.
Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.

3 Agenda I. Overview II. Key Investment Considerations III. Strategy and Vision IV. Financial Highlights V. Appendix

$-
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2005 2006 2007 2008 2009 2010 2011 LTM 3/12
Rail Group Leasing Barge CPG EEG All Other EPS, Continuing Ops
I. Trinity Industries, Inc. Overview
4
Trinity Industries, Inc. is a multi-industry
company that owns a variety of market-leading
businesses that provide products and services to
the industrial, energy, transportation, and
construction sectors
Trinity operates through five business segments:
Rail Group
Railcar Leasing and Management Services
Group (“Leasing”)
Inland Barge Group
Construction Products Group (“CPG”)
Energy Equipment Group (“EEG”)
The Company serves its customers through
manufacturing facilities located in the United
States and Mexico and had approximately 13,400
employees at the end of 2011
Total Revenue and EBITDA for the LTM 3/12 was
$3,366 million and $657 million, respectively
External Revenue by Business Group
(1)

Intersegment  Revenues are eliminated and Leasing Revenues include revenues related to TRIP beginning in FY 2010

FY 2009 EPS excludes a $325 million pretax Goodwill impairment
(2)

II. Key Investment Considerations 5 Leading Market Positions Diversified Portfolio of Businesses Flexible and Cost-Effective Manufacturing Seasoned Performers Enrichment Value Focused

Leading Market Positions 6

Diversified Portfolio of Businesses
Total Revenues = $2.7 B
Railcar Deliveries = 23.3 K
Total Revenues = $3.1 B
Railcar Deliveries = 14.1 K
60%
5%
21%
6%
8%
55%
14%
19%
4%
8%
Rail Leasing CPG EEG Barge
16%
30%
17%
3%
34%
Rail Leasing CPG EEG Barge
30%
18%
19%
15%
18%
Revenues
Revenues
Operating
Profit (1)
Operating
Profit (1)
Our diversified portfolio of businesses
produced a higher level of EPS on fewer
railcar deliveries during the latest recovery
(1) Operating Profit Excludes All Other, Corporate and is reduced by Leasing Interest Expense of $7 million in FY 2000 and $161 million in FY2011
(2) Rail percentage represents Operating Profit less all Intersegment Company Eliminations; Leasing percentage represents Operating Profit less Leasing Interest Expense
(3) FY 2009 EPS excludes a $325 million pretax Goodwill impairment
(1) Operating Profit Excludes All Other, Corporate and is reduced by Leasing Interest Expense of $7 million in FY 2000 and $161 million in FY2011
(2) Rail percentage represents Operating Profit less all Intersegment Company Eliminations; Leasing percentage represents Operating Profit less Leasing Interest Expense
(3) FY 2009 EPS excludes a $325 million pretax Goodwill impairment
(2) (2) (2) (2)
0
5,000
10,000
15,000
20,000
25,000
30,000
-$2.00
-$1.00
$0.00
$1.00
$2.00
$3.00
$4.00
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 LTM
3/12
Calendar Year EPS vs. Railcar Deliveries
EPS, Continuing Ops Railcar Deliveries
$
Units
(3)
PAST (FY 2000)
PRESENT (FY 2011)
MEASUREABLE PROGRESS

Flexible and Cost-Effective Manufacturing

Trinity's manufacturing
flexibility across product and
business segments enhances
our ability to opportunistically
respond to changes in market
demand
Trinity’s manufacturing scale,
vertical integration, and
presence in the Southern U.S.
and Mexico provides cost
effective benefits across
multiple business segments
Flexibility
Cost-Effective

Enrichment Value Focused

Rail Leasing Construction Energy Inland Barge
Customer
Sharing
Internal
Component
Sourcing
Shared Best
Manufacturing
Practices
Facility
Optimization
Centralized
Cost
Savings
Trinity focuses on
collaboration across
business segments…
…generating synergies
that enrich value and
ultimately provide
competitive benefits

Seasoned Performer Across Economic Cycles
Trinity is uniquely positioned to emerge from a severe down cycle with more opportunity for growth to generate significant profits during an up cycle
Seasoned management team knows how to assess the market, proactively plan for cycles and address changes in economic conditions
Manufacturing flexibility is a core
competency,
and when combined with our
broad product offering allows us to pursue a wide range of orders
Cost-effective manufacturing footprint in the Southern United States and
Mexico is a competitive advantage for many of our product lines
Shared synergies across business lines provide unique opportunities
Trinity’s lease fleet of approximately 70,000 railcars (including TRIP) provides a strong strategic connection to our customers, as well as a consistent long-term stream of profit and cash flow
Strong liquidity position of approximately $850 million and solid balance sheet

III. Strategy and Vision: Operational

Strategically Grow the Lease Fleet
Maximize Manufacturing Efficiency
Selectively Build our Backlogs
Diversify Through Organic Growth
Acquire Complementary Product
Portfolios
Be a premier, multi-industry growth
company that generates superior earnings
and returns for shareholders

Liquidity (at 3/31/12): ~ $850 mm
Strategy and Vision: Financial

Working Capital
Working Capital
Capital
Expenditures
Capital
Expenditures
Acquisitions
Acquisitions
Shareholder
Distributions
Shareholder
Distributions
Corporate Debt
(1)
-
Convertible Subordinated Notes - $450 mm
Leasing Debt
(2)
–
Recourse Debt:
Capital lease obligations/Term loan - $102 mm
Non-recourse Debt:
TILC Warehouse borrowings - $283 mm
TILC Long-term financings - $1,293 mm
TRIP Long-term financings - $891 mm
(1) Excludes $96.8 mm of unamortized discount
(2) Total leasing financings of $2.6 billion, including TRIP; Leasing assets have a net book value of $4.3 billion, including TRIP, which  leaves a significant amount of unencumbered assets available for financing
Cash and Cash Equivalents - $305 mm
Corporate Revolver Availability - $352 mm
TILC Warehouse Availability - $192 mm
Balance Sheet Debt (at 3/31/12): ~ $2,928 mm
Equity (at 3/31/12): ~ $2,004 mm

$295
$500
$658
$704
$462
$488
$616
$657
$0
$100
$200
$300
$400
$500
$600
$700
$800
2005 2006 2007 2008 2009 2010 2011 LTM
3/12

IV. Financial Highlights
Trinity’s Earnings Summary FY 2005 – LTM 3/31/12
(3)
LTM as of March 31, 2012
(1):
Revenues increased 44% from $2.3 billion to
$3.4 billion
Operating profit increased 50% from $197
million to $295 million
(2)
EBITDA increased 25% from $523 million to
$657 million
Earnings per common diluted share increased
90% from $1.12  to $2.13 per diluted share
Trinity’s EBITDA Summary FY 2005 – LTM 3/31/12
(6)
($mm)
(1)
Relative to LTM 3/31/11
(2)
Operating Profit includes Leasing Interest Expense
(3)
EPS from Continuing Operations
(4)
Excludes $325mm pre-tax impact of impairment of Goodwill
(5)
Beginning in FY 2010, TRIP Revenues and OP were consolidated with the Leasing Group
(6)
See Note in Appendix pg. 21 for Reconciliation of EBITDA
(1)
Relative to LTM 3/31/11
(2)
Operating Profit includes Leasing Interest Expense
(3)
EPS from Continuing Operations
(4)
Excludes $325mm pre-tax impact of impairment of Goodwill
(5)
Beginning in FY 2010, TRIP Revenues and OP were consolidated with the Leasing Group
(6)
See Note in Appendix pg. 21 for Reconciliation of EBITDA
(5)
(5)
(5)
(5)
(4)
(4)
$1.44
$2.72
$3.55
$3.47
$1.33
$0.85
$1.77
$2.13
$-
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
2005 2006 2007 2008 2009 2010 2011 LTM
3/12

Guidance and Outlook (As of April 26, 2012)

Any forward-looking statements made by the Company speak only as of the date on which they are made. The
Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.
Rail Group
Revenues ~ $500-525mm in Q2-2012
OP Margin ~ 9-11% in Q2-2012
Shipments ~ 19-20k in FY 2012
Leasing Group
Revenue Eliminations ~ $85-100mm in Q2-2012
EPS Elimination Impact ~ $0.05-0.07 in Q2-2012
Net Lease Fleet Additions ~ $300-350mm in FY 2012
Railcar Sales from Lease Fleet EPS Impact ~ $0.03-0.04 in Q2-2012
Railcar Sales from Lease Fleet EPS Impact ~ $0.12-0.14 in FY 2012
Barge Group
Revenues ~ $160-170mm in Q2-2012
OP Margin ~ 15-17% in Q2-2012
Total Company
EPS ~ $0.70-0.75 in Q2-2012
EPS ~ $2.55-2.70 in FY 2012
Manufacturing Capital Expenditures ~ $100-125mm in FY 2012

Appendix: Operating Business Summaries

$1,816
$2,143
$2,382
$2,563
$895
$522
$1,275
$1,522
-4.0%
0.0%
4.0%
8.0%
12.0%
16.0%
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2005 2006 2007 2008 2009 2010 2011 LTM
3/12
Railcar Revenue Parts & Components Revenue OP Margin

Trinity delivered approximately 16,835 railcars
representing 30% of industry shipments during LTM
3/31/12
Trinity received orders for approximately 21,585
railcars representing 33% of the industry total during
LTM 3/31/12
Trinity’s order backlog was approximately 27,245
railcars representing 45% of industry backlog as of
3/31/12
Rail Group
Leading manufacturer of railcars, railcar axles, and
coupling devices  in North America
Broadest product offering for railcar manufacturing in
North America
Networking of customers between railcar sales and
railcar leasing
Focus on new and advanced engineering designs
Centralized sourcing provides cost savings
Streamlined manufacturing efficiencies
Rail Group Highlights
Rail Group Historical Revenues and OP Margin
(1)
(1) Before eliminations for Intersegment Sales to Leasing and Intercompany Profit
(2) Excludes $325mm pretax charge for impairment of Goodwill
($mm)
(2)
(1) Sources: Historical data as reported per the Railway Supply Institute.  2012-2016 projections are an average of estimates provided by Global Insight (02/12) and Economic Planning Associates, Inc. (04/12)
and  are provided as a point of reference.
Rail
30%
Total Revenue $3.1B
Projections based on Third Party estimates(1)
Railcar Deliveries (1958 - 2016p)

0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
3/00 12/01 12/02 12/03 12/04 12/05 12/06 12/07 12/08 12/09 12/10 12/12 3/12
TILC TRIP
$168
$215
$272
$314
$329
$461
$493
$500
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
$0
$100
$200
$300
$400
$500
$600
2005 2006 2007 2008 2009 2010 2011 LTM
3/12
TILC Revenue TRIP Revenue PBT Margin

Railcar Leasing & Management Services Group
Leading provider of comprehensive railcar leasing
and management services
Marketed with railcar sales activities as TrinityRail®
Single point of contact for equipment and services
Strengthens relationship with end-user of railcar
Scale of operations facilitates active participation in
secondary market activities for portfolio railcar
sales as market conditions warrant
Trinity Leasing’s capabilities provide the following advantages:
Strategic Position
Operating Benefits
Financial Results
Complements product offering (one-stop shopping)
Provides Trinity’s rail customers option to purchase or
lease
Facilitates ideal method for introduction of new
products
Assists in balancing and extending production lines
Minimizes administrative costs
Provides an important dashboard of metrics for
assessing railcar demand
Provides attractive cash return on investment
Minimizes the cyclicality of the company
Diversifies Trinity’s revenue and cash flow
Leasing Historical Revenues from Operations and PBT Margin (1)
($mm)
(1) PBT  Margin calculated using Operating Profit from Leasing Operations less Leasing Interest Expense
(2) Beginning in FY 2010, TRIP Revenues and OP were consolidated with the Leasing Group
(1) PBT  Margin calculated using Operating Profit from Leasing Operations less Leasing Interest Expense
(2) Beginning in FY 2010, TRIP Revenues and OP were consolidated with the Leasing Group
Trinity’s Lease fleet has grown
at a 19% CAGR  since 2000
Trinity’s Lease fleet has grown
at a 19% CAGR  since 2000
(2)
Leasing
18%
Total Revenue $3.1B

$241
$371
$493
$625
$527
$422
$549
$580
0%
3%
6%
9%
12%
15%
18%
21%
24%
$-
$100
$200
$300
$400
$500
$600
$700
2005 2006 2007 2008 2009 2010 2011 LTM 3/12
Revenues OP Margin

Revenues up 25.3% in LTM 3/31/12 vs. LTM 3/31/11
Profitability continues to be strong compared to historical
averages for this business - Operating Profit margins
increased from 6.5% in FY 2005 to 16.5% during LTM
3/31/12
(3)
Backlog remained stable at $512mm at 3/31/12
Quickly recovered from 2 significant floods in Tennessee (in
2010) and Missouri (in 2011) that halted production levels for a period of time and impacted financial results in certain
periods
Inland Barge Group
Tank Barges Hopper Barges
Transports grain & coal Transports liquids
($mm)
Leading manufacturer of barges that transport goods
along U.S. inland waterways
Largest U.S. manufacturer of fiberglass barge covers
Multiple barge manufacturing facilities on inland
waterways enable rapid delivery
Barge transportation has a cost advantage in high-cost
fuel environments
4,250 out of 17,996 hopper barges, or approximately 24%,
are 20+ years old
1,152 out of 3,084 tank barges, or approximately 37%, are
20+ years old
Over the past 10 years, 22% more barges were scrapped
vs. built (9,306 scrapped vs. 7,630 built from 2001 – 2011)
Leading manufacturer of barges that transport goods
along U.S. inland waterways
Largest U.S. manufacturer of fiberglass barge covers
Multiple barge manufacturing facilities on inland
waterways enable rapid delivery
Barge transportation has a cost advantage in high-cost
fuel environments
4,250 out of 17,996 hopper barges, or approximately 24%,
are 20+ years old
1,152 out of 3,084 tank barges, or approximately 37%, are
20+ years old
Over the past 10 years, 22% more barges were scrapped
vs. built (9,306 scrapped vs. 7,630 built from 2001 – 2011)
(1)
(1) OP Margin excludes a $5.1mm net gain as a result of flood damage to the Tennessee barge plant
(2) OP Margin excludes a $15.5 mm net gain as a result of flood damage to the Tennessee and Missouri barge plants
(3) OP Margin excludes a $18.9 mm net gain as a result of flood damage to the Tennessee and Missouri barge plants, and the sale of leased barges
(1) OP Margin excludes a $5.1mm net gain as a result of flood damage to the Tennessee barge plant
(2) OP Margin excludes a $15.5 mm net gain as a result of flood damage to the Tennessee and Missouri barge plants
(3) OP Margin excludes a $18.9 mm net gain as a result of flood damage to the Tennessee and Missouri barge plants, and the sale of leased barges
(2)
(3)
Barge
18%
Total Revenue $3.1B
Inland Barge Group Historical Revenues and OP Margin
Inland Barge Group Highlights
Replacement demand driver (as of 12/31/11):

$622
$695
$733
$741
$539
$579
$590
$612
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
$-
$100
$200
$300
$400
$500
$600
$700
$800
2005 2006 2007 2008 2009 2010 2011 LTM 3/12
Highway Products Concrete & Aggregate
Other OP Margin

Revenues increased 2.9% LTM 03/31/12 vs. LTM 3/31/11
Operating Profit increased 5.5% LTM 3/31/12 vs. LTM
3/31/11
Acquired Quixote Corporation in February 2010 which
increased Highway Products Revenue by 31% during the
year
Continued portfolio restructuring in 2011 through the
completion of several acquisitions, including the addition
of a custom galvanizing business and increased exposure
to Aggregates
Construction Products Group
Leading U.S. manufacturer of highway guardrail
and crash cushions; plus a line of proprietary
products including guardrail end treatments and
cable barrier guardrail systems
Leading Texas producer of concrete and
aggregates
Diversified exposure to commercial, residential,
industrial, and highway markets
Business has grown organically and through
acquisitions
Consistent contributor to Company cash flow
Demand tied to construction projects and federal
funding
($mm)
(1) OP Margin excludes a $3.8mm net gain as a result of the divestiture of the Asphalt business from within the
Concrete and Aggregates business
(1) OP Margin excludes a $3.8mm net gain as a result of the divestiture of the Asphalt business from within the
Concrete and Aggregates business
(1)
CPG
19%
Total Revenue $3.1B
Construction Products Group Highlights
Construction Products Group Historical Revenues and OP Margin

Structural Wind Towers:
Revenues of $232 million in LTM 3/31/12
Trinity’s backlog as of 3/31/12 was $885 million (1)
Plants are strategically located along the central corridor where the majority of wind farms are installed
Tank Containers:
Consistent and mature business
Recently launched the frac tank product to support oil & gas exploration industry
Trinity has taken cost out of the business
– Improved processes
– Elimination of non-profitable products
– Consolidated North American operations
Energy Equipment Group
Leading North American manufacturer of
structural wind tower business
Leading producer of propane tanks, tank
containers, and tank heads for pressure and non-
pressure vessels in North America
Low-cost manufacturer with primary tank
container production in Mexico facilities
Synergies among products across multiple Trinity
business groups
Energy Equipment Group Highlights
$235
$337
$434
$633
$510
$ 420
$473
$479
-2%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
$-
$100
$200
$300
$400
$500
$600
$700
2005 2006 2007 2008 2009 2010 2011 LTM 3/12
Wind Tower Revenues Other Revenues OP Margin
Energy Equipment Group Historical Revenues & OP Margin
($mm)
(1) Approximately $413 million of this backlog is involved in litigation filed by the Company against one of our structural wind tower customers for breach of a long-term supply contract for the manufacture of towers
EEG
15%
Total Revenue $3.1B

2005 2006 2007 2008 2009 2010 2011 LTM 3/12
Income (loss) from continuing operations $110.5 $212.6 $289.8 $282.4 ($137.7) $75.4 $145.7 $172.4
Add:
     Interest expense 42.2 68.7 84.5 109.4 123.2 182.1 185.3 188.7
     Provision/(Benefit) for income taxes 65.6 131.3 165.1 171.4 (9.4) 40.9 91.8 101.2
     Depreciation & amortization expense 76.2 87.6 118.9 140.3 160.8 189.6 192.9 194.4
     Goodwill impairment -                -                -                -                325.0 -            -               -
Earnings from continuing
     before interest expense, income
     taxes, and depreciation and
     amortization expense $294.5 $500.2 $658.3 $703.5 $461.9 $488.0 $615.7 $656.7
Reconciliation of EBITDA
“EBITDA” is defined as income (loss) from continuing operations plus interest expense, income taxes, and depreciation and amortization including goodwill impairment charges. EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe EBITDA assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA measure presented in this presentation may not always be comparable to similarly titled measures by other companies due to differences in the components of the calculation.
(1) Includes results of operations related to TRIP starting January 1, 2010
“EBITDA” is defined as income (loss) from continuing operations plus interest expense, income taxes, and depreciation and amortization including goodwill impairment charges. EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe EBITDA assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA measure presented in this presentation may not always be comparable to similarly titled measures by other companies due to differences in the components of the calculation.
(1) Includes results of operations related to TRIP starting January 1, 2010

(1)
(1)
(1)
(1)
(1)
(1)